Exhibit 99.1
                                [GRAPHIC OMITTED]

                              N E W S    R E L E A S E
                              ------------------------

FOR IMMEDIATE RELEASE                     Contact:  Steven E. Nielsen, President
---------------------                               and CEO
                                                    Richard L. Dunn, Senior Vice
                                                    President and CFO
                                                    (561) 627-7171
Palm Beach Gardens, Florida                                      August 25, 2003

        DYCOM ANNOUNCES FISCAL 2003 FOURTH QUARTER EARNINGS AND PROVIDES
                    GUIDANCE FOR THE NEXT TWO FISCAL QUARTERS


Palm Beach Gardens, Florida, August 25, 2003--Dycom Industries, Inc. (NYSE
Symbol: "DY") announced its results today for the fourth quarter ended July 26, 2003. The Company reported net income for the quarter ended July 26, 2003 of $11.4 million, or $0.24 per common share diluted, on total contract revenues of $182.9 million versus contract revenues of $148.2 million for the quarter ended July 27, 2002. This represents a year over year increase of 23.4% in total contract revenues. On a generally accepted accounting principles (GAAP) basis, Dycom's reported net loss for the quarter ended July 27, 2002 was $56.8 million, or a loss of $1.19 per common share diluted. Included in this loss was an after tax increase in our allowance for doubtful accounts of $12.1 million and an after tax impairment charge of $47.8 million related to the write-down of goodwill and other intangible assets. These charges resulted from customer difficulties and bankruptcies. The total effect of these charges was an after tax charge of $59.9 million, or $1.25 per common share diluted. Excluding these charges, net income for the quarter ended July 27, 2002 would have been $3.0 million, or $0.06 per common share diluted.

For the year ended July 26, 2003 net income was $17.1 million, or $0.36 per common share diluted. On a generally accepted accounting principles (GAAP) basis, Dycom's reported net loss for the year ended July 27, 2002 was $123.0 million, or a loss of $2.73 per common share. Included in this loss was an after tax increase in our allowance for doubtful accounts of $12.1 million and an after tax impairment charge of $47.8 million related to the write-down of goodwill and other intangible assets. Each of these charges resulted from customer difficulties and bankruptcies. This loss also included an after tax charge of $86.9 million, or $1.93 per common share diluted, for the cumulative effect of the adoption of the accounting standard for goodwill. The total after tax effect of these charges was $146.8 million, or $3.26 per common share diluted. Excluding these charges, net income for the year ended July 27, 2002 would have been $23.8 million, or $0.53 per common share diluted.

In evaluating the operating performance of its business for the three and twelve month periods ended July 27, 2002, Dycom's management excluded certain charges that are required by GAAP. The Company believes that presentation of net income and earnings per share excluding these items is beneficial to investors. Please see attached table for reconciliation of these financial measures to GAAP.

Dycom also announced its outlook for the remainder of the first and second quarter of fiscal 2004. The Company currently expects revenue for the first quarter of fiscal 2004 to range from $165.0 million to $185.0 million and diluted earnings per share to range from $0.22 to $0.27. For the second quarter of fiscal 2004, the Company currently expects revenue to range from $135.0 million to $150.0 million and diluted earnings per share to range from $0.12 to $0.16.

A Tele-Conference call to review the Company's results and address its outlook will be hosted at 9:00 a.m. (ET), Tuesday, August 26, 2003; Call 800-450-0788 (United States) or 612-332-0228 (International) and request "Dycom Earnings" conference call. A live webcast of the conference call will be available at http://www.dycomind.com. If you are unable to attend the conference call at the scheduled time, a replay of the live webcast will also be available at http://www.dycomind.com until Thursday, September 25, 2003.

Dycom is a leading provider of engineering, construction, and maintenance services to telecommunication providers throughout the United States. Additionally, the Company provides similar services related to the installation of integrated voice, data, and video local and wide area networks within office buildings and similar structures. Dycom also provides underground utility locating and mapping and electric utility construction services.

This press release contains forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act. Such statements include, but are not limited to, the Company's expectations for revenues and earnings per share. These statements are based on management's current expectations, estimates and projections. Forward-looking statements are subject to risks and uncertainties that may cause actual results in the future to differ materially from the results projected or implied in any forward-looking statements contained in this press release. Such risks and uncertainties include: business and economic conditions in the telecommunications industry affecting our customers, continued deterioration in our customers' financial condition, the adequacy of our reserves and allowances for doubtful accounts, whether the carrying value of our assets may be impaired, the anticipated outcome of contingent events, including litigation, liquidity needs and the availability of financing, as well as other risks detailed in our filings with the Securities and Exchange Commission. The Company undertakes no obligation to update the information in this press release.


                               ---Tables Follow---

NYSE: "DY"

DYCOM INDUSTRIES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
July 26, 2003 and July 27, 2002

                                                            July 26,                       July 27,
($ in 000's)                                                  2003                           2002
                                                          -----------                    -----------
ASSETS
Current Assets:
Cash and equivalents                                      $   129,852                    $   116,052
Accounts receivable, net                                      121,980                         86,443
Costs & estimated earnings in excess of billings               34,814                         33,349
Deferred tax assets, net                                        8,779                          8,681
Income tax receivable                                               -                            460
Inventories                                                     2,670                          5,643
Other current assets                                            7,378                          6,108
                                                          -----------                    -----------

Total current assets                                          305,473                        256,736

Property and Equipment, net                                    86,894                        110,452
Intangible assets, net                                        107,345                        107,743
Deferred tax asset, net                                         7,167                         13,042
Other                                                          29,664                         26,580
                                                          -----------                    -----------

Total                                                     $   536,543                    $   514,553
                                                          ===========                    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable                                          $    22,735                    $    26,611
Notes payable                                                      10                             79
Billings in excess of costs & estimated earnings                  703                            354
Accrued self-insurance claims                                  11,219                          8,463
Customer advances                                                   2                          5,013
Income taxes payable                                            5,169                              -
Other accrued liabilities                                      30,896                         30,031
                                                          -----------                    -----------

Total current liabilities                                      70,734                         70,551

Notes payable                                                      20                             30
Accrued self-insured claims                                    14,175                         10,814
Other liabilities                                               1,274                          1,861

Stockholders' Equity                                          450,340                        431,297
                                                          -----------                    -----------

Total                                                     $   536,543                    $   514,553
                                                          ===========                    ===========

NYSE: "DY"

DYCOM INDUSTRIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

($ in 000's except EPS)                                    Three Months Ended                           Year Ended
                                                     ----------------------------            ------------------------------
                                                       July 26,          July 27,              July 26,           July 27,
                                                         2003              2002                  2003               2002
                                                     ----------        ----------            ----------        ------------
Contract revenues earned                             $  182,882        $  148,172            $  618,183        $    624,021

Cost of earned revenues                                 138,673           115,008               482,877             478,971
General & administrative expenses                        15,933            17,039                68,774              67,446
Bad debt expense                                            630            20,595                 1,285              21,550
Depreciation & amortization                               8,898            10,914                39,073              38,844
Impairment charge                                             -            47,880                     -              47,880
                                                     ----------        ----------            ----------        ------------

Total costs and expenses                                164,134           211,436               592,009             654,691
                                                     ----------        ----------            ----------        ------------

Interest income, net                                        310               509                 1,300               2,620
Other income, net                                           632                87                 2,981               1,460
                                                     ----------        ----------            ----------        ------------

Income (loss) before income taxes                        19,690           (62,668)               30,455             (26,590)

Provision (benefit) for income taxes                      8,328            (5,824)               13,306               9,508
                                                     ----------        ----------            ----------        ------------

Income (loss) before cumulative effect of
  change in accouting principle                          11,362           (56,844)               17,149             (36,098)

Cumulative effect of change in accounting
  principle, net of tax (1)                                   -                 -                     -             (86,929)
                                                     ----------        ----------            ----------        ------------

Net income (loss)                                    $   11,362        $  (56,844)           $   17,149        $   (123,027)
                                                     ==========        ==========            ==========        ============

Earnings (loss) per common share:
Basic earnings (loss) per share before cumulative
   effect of change in accounting principle          $     0.24        $    (1.19)           $     0.36        $      (0.80)
Cumulative effect of change in accounting principle           -                 -                     -               (1.93)
                                                     ----------        ----------            ----------        ------------
Basic earnings (loss) per share                      $     0.24        $    (1.19)           $     0.36        $      (2.73)
                                                     ==========        ==========            ==========        ============

Diluted earnings (loss) per share before cumulative
   effect of change in accounting principle          $     0.24        $    (1.19)           $     0.36        $      (0.80)
Cumulative effect of change in accounting principle           -                 -                     -               (1.93)
                                                     ----------        ----------            ----------        ------------
Diluted earnings (loss) per share                    $     0.24        $    (1.19)           $     0.36        $      (2.73)
                                                     ==========        ==========            ==========        ============

Shares used in computing earnings (loss)
per common share:
   Basic                                                 47,918            47,829                47,881              45,049
                                                     ==========        ==========            ==========        ============

   Diluted (2)                                           48,042            47,829                47,887              45,049
                                                     ==========        ==========            ==========        ============


(1) In the first quarter fiscal 2002, the Company adopted SFAS No. 142, "Goodwill and Intangible Assets." SFAS No. 142 eliminates the amortization of goodwill and instead requires that goodwill be tested for impairment. Because we adopted these statements effective with the beginning of fiscal 2002, we do not have goodwill amortization in either year.
(2) For the three months and twelve months ended July 27, 2002, the total number of stock options excluded because their effect would have been anti-dilutive was 29,420 and 69,649, respectively.

NYSE: "DY"

DYCOM INDUSTRIES, INC. AND SUBSIDIARIES
RECONCILIATION OF FISCAL 2002 GAAP TO NON-GAAP INFORMATION

($ in 000's except EPS)                                                              Three Months                  Year
                                                                                        Ended                     Ended
                                                                                       July 27,                  July 27,
                                                                                         2002                      2002
                                                                                     ------------               ----------
Item
Write-down of goodwill and other intangible assets, net of income taxes                $ (47,751)               $  (47,751)
Increase in allowance for doubtful accounts, net of income taxes                         (12,130)                  (12,130)
Charge for the cumulative effect of a change in accounting
 principle, net of $12,117 income tax benefit                                                -                     (86,929)
                                                                                       ---------                ----------
      Total adjustments                                                                $ (59,881)               $ (146,810)
                                                                                       =========                ==========

GAAP net loss                                                                          $ (56,844)               $ (123,027)
Adjusted for items described above                                                        59,881                   146,810
                                                                                       ---------                ----------
Non-GAAP net income                                                                    $   3,037                $   23,783
                                                                                       =========                ==========


Earnings (loss) per common share:

Basic loss per share - GAAP                                                            $   (1.19)               $    (2.73)
Basic earnings per share - Adjustments for items described above                            1.25                      3.26
                                                                                       ---------                ----------
Basic earnings per share - Non-GAAP                                                    $    0.06                $     0.53
                                                                                       =========                ==========

Diluted loss per share - GAAP                                                          $   (1.19)               $    (2.73)
Diluted earnings per share - Adjustments for items described above                          1.25                      3.26
                                                                                       ---------                ----------
Diluted earnings per share - Non-GAAP                                                  $    0.06                $     0.53
                                                                                       =========                ==========


Shares used in computing (loss) earnings per common share:

   Basic [a]                                                                              47,829                    45,049
                                                                                       =========                ==========

   Diluted [a]                                                                            47,858                    45,119
                                                                                       =========                ==========

[a] Common stock equivalents related to stock options were excluded from diluted loss per share calculations if their effect would be anti-dilutive.